GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares

of the

Goldman Sachs Flexible Cap Fund

(the “Fund”)

Supplement dated December 15, 2023 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2022, as supplemented to date

At a meeting held on December 12-13, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust approved a change to the Fund’s name. This change will not affect the Fund’s investment objective, principal investment strategy or current portfolio holdings. The Fund’s name will change to the “Goldman Sachs Enhanced Core Equity Fund.” This change will become effective after the close of business on February 13, 2024 (the “Effective Date”).

Accordingly, on the Effective Date, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Flexible Cap Fund” are replaced with the “Goldman Sachs Enhanced Core Equity Fund.”

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQG14NMECHGSTK 12-23